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                                                                   Exhibit 10.14

                            THE PATHWAYS GROUP, INC.
                           PLACEMENT AGENCY AGREEMENT



                                                  July 22, 1998

Allen & Company Incorporated
711 Fifth Avenue
New York, New York 10022

Gentlemen:

         The Pathways Group, Inc., a Delaware corporation (the "Company") hereby confirms its agreement with you as follows:

         1. The Offering. The Company is offering to persons who qualify as "accredited investors," as that term is defined in Regulation D under the Securities Act of 1933 as amended (the "Act"), up to 700,000 shares of the Company's Common Stock (the "Shares") at an initial subscription price of $15.00 per share. The foregoing offer and sale of the Shares is hereinafter referred to as the "Offering." The Company has the right, in its sole discretion, to reject any subscription or any offer to purchase shares at a price to which the Company has not agreed.

         2. Appointment of Placement Agent. You are hereby appointed the exclusive placement agent of the Company (the "Placement Agent") during the Offering Period (as defined herein) for the purpose of assisting the Company in identifying qualified subscribers to purchase Shares (the "Subscribers"). The "Offering Period" shall commence on the date the Offering Materials (as defined herein) are first made available to you by the Company for delivery in connection with the Offering and shall terminate on or before the close of business on the earliest to occur of the closing of the sale of the final installment of Shares or the termination of this Agreement. You hereby accept such agency and agree to assist the Company in identifying qualified, Subscribers on a "best efforts" basis. Your agency hereunder may not be terminated by the Company, except upon termination of the Offering, upon the Placement Agent's failure to perform its obligations hereunder in all material respects, upon the Placement Agent's material breach of any of its representations and warranties contained in Section 7 hereof or upon gross negligence or willful misconduct on the part of the Placement Agent. It is understood that the offering and sale of the Shares is intended by all parties to be exempt from the registration requirements of the Act pursuant to Sections 4(l) and 4(2) thereof and the rules and regulations of the Securities and Exchange Commission thereunder, including Rule 506 of Regulation D (the "Rules and Regulations").

         3. Offering Materials. The Company has prepared and delivered to the Placement Agent a reasonable number of copies of disclosure documents, which consist of the "Documents" (as defined in the Subscription Agreement between the Company and each Subscriber set forth therein (the "Subscription Agreement")). Such documents and the Subscription Agreement are referred to herein as the "Offering Materials," except that if the Offering Materials shall be amended, the term "Offering Materials" shall refer to the Offering Materials as so amended from and after the time of delivery to you of such amendment. The Placement Agent shall deliver the Offering Materials to each Subscriber prior to investment.

         4. Closing; Delivery; Placement Fees.

         (a) It is anticipated that the closing of the purchase and sale of the Shares to Investors may be effected at one closing or in a series of closings (each, a "Closing") shall take place at


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the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, New
York 10022 at 10:00 a.m. on three business days' notice or such other time, date or place as shall be agreed upon by you and the Company (each such date, a "Closing Date").

         (b) At each Closing, there shall be delivered to the Company on behalf of each applicable Subscriber two executed copies of the Subscription Agreement to be entered into by the Company and each such Subscriber (the "Purchasers") as of such Closing Date, and there shall also be delivered to the Company on behalf of each applicable Purchaser the proportionate share of the purchase price of the Shares which such Purchaser is to purchase. As soon as possible after each Closing, the Company will deliver, or caused to be delivered, to the Purchasers certificates representing the Shares purchased by them.

         (c) Simultaneous with each Closing, as provided in paragraph (b) above, the Company shall pay or cause to be paid to the Placement Agent a placement fee equal to 5% of the gross proceeds of the Offering paid by the Purchasers for the Shares purchased under the Subscription Agreement and shall reimburse the Placement Agent for its out-of-pocket expenses as provided in Section 6(c) hereof, against the presentation of bills therefor. The placement fee shall be paid by the Company simultaneously with the Company's receipt of proceeds from the sale of Shares and shall be payable in installments as the Shares are sold. If such bills are not available for presentation at the time of the Closing, then the Company shall reimburse the amount of the Placement Agent's reasonable estimate of such out-of-pocket expenses; in such event, the Placement Agent shall promptly provide the Company with an accounting of actual expenses when known, and the parties shall reconcile any amounts still owing among them. The Company shall not be liable for any placement fee with respect to any subscription rejected by the Company in its sole discretion.

         5. Representations and Warranties of the Company. The Company hereby confirms for the benefit of the Placement Agent the representations and warranties made by it to the Subscribers in the Subscription Agreement, to the extent applicable, and hereby further represents and warrants that this Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to general principles of equity and except as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws.

         6. Covenants of the Company. The Company covenants and agrees with the Placement Agent that:

          (a) During the Offering Period, the Company will notify the Placement Agent of any event of which it is aware as a result of which any of the Offering Materials would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; and it will provide you with any amendment or supplement to the Offering Materials during the Offering Period. The Company will conduct the Offering in compliance with Section 4(2) of the Act and the Rules and Regulations and all applicable state securities laws and regulations.

          (b) If required by law, the Company will use its best efforts to qualify the Shares for offer and sale under the Blue Sky or securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the private placement of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction where it is not already subject to such taxation.


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          (c) The Company covenants and agrees with you that it will pay up to
     $50,000 of the reasonable and documented expenses and fees (including the fees and expenses of Werbel & Carnelutti, special counsel to the Placement Agent) incurred by you in connection with (i) the preparation and delivery of the Offering Materials delivered to prospective Subscribers, (ii) the furnishing of closing documents and (iii) the qualification of the Shares for offer or sale under the securities laws of such jurisdictions as you may reasonably designate.

          (d) The Company agrees to cooperate with the Placement Agent and its special counsel with respect to their due diligence investigation.

          (e) On or prior to the first closing date, the Company shall obtain an agreement from each of Carey F. Daley II, Mark Schuur, Allen & Company Incorporated and certain of its affiliates, Glenn A. Okun and members of their immediate families holding shares of Common Stock whereby each of them shall agree not to transfer any of their shares of the Company's Common Stock until such a time as the registration statement registering the Shares and all other shares of Common Stock to be sold pursuant to the Placement Agency Agreement of even date herewith has been declared effective by the Securities and Exchange Commission.

         7. Representations, Warranties and Covenants of the Placement Agent. The Placement Agent represents, warrants and covenants as follows:

          (a) This Agreement has been duly executed and delivered by the Placement Agent and constitutes a valid and binding obligation of the Placement Agent, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to general principles of equity and except as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws.

          (b) The Placement Agent will not make an offer of Shares by any form of general solicitation or general advertising in violation of Rule 502(c) of Regulation D under the Act, and the Placement Agent will conduct the Offering in accordance with all federal and state securities laws applicable to the offering of the Shares. The Placement Agent will not offer the Shares to any person which the Placement Agent does not have reasonable grounds to believe is (a) an "accredited investor" as that term is defined in Regulation D under the Act and (b) is capable of evaluating the merits and risks of the prospective investment in the Company.

          (c) The Placement Agent shall not deliver to any offeree without the consent of the Company any information concerning the Offering other than the Offering Materials. The Placement Agent shall deliver, or cause to be delivered, the Offering Materials to each offeree prior to the sale of any Shares to such offeree.

          (d) The Placement Agent is a registered broker dealer in good standing in every state in which offers and sales of the Shares will be made.

          (e) The Placement Agent acknowledges that the Company has the right, in its sole discretion, to reject any Subscriber.

         8. Conditions of the Company's Performance. The sale by the Company of the Shares and the obligations of the Company as provided herein shall be subject to the following conditions:

          (a) The Company shall not have terminated the Offering, which shall be the decision of the Company in its sole discretion;


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          (b) The representations and warranties of the Placement Agent contained in Section 7 hereof are true and correct in all material respects as of the date hereof and as of each Closing Date (as if made on and as of such Closing Date); and

          (c) The Placement Agent shall have performed its obligations hereunder in all material respects.

         9. Conditions of Placement Agent's Performance. The purchase and sale of the Shares and the obligations of the Placement Agent as provided herein shall be subject to the accuracy in all material respects, as of the date hereof and each Closing Date (as if made on and as of such Closing Date), of the representations and warranties of the Company herein, to the performance in all material respects by the Company of its obligations hereunder, and to the following additional conditions:

          (a) You shall have received the opinion of Christy & Viener, counsel to the Company, in form and substance acceptable to your counsel.

          (b) You shall have received a certificate, dated as of each Closing Date, of an authorized executive officer of the Company to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of such Closing Date; and the Company has complied with all the agreements and satisfied all the conditions in all material respects on its part required by this Agreement to be performed or satisfied at or prior to such Closing Date; and

               (ii) Except as set forth in the Offering Materials or in the Subscription Agreement and subsequent to the date of the most recent financial statements included with the Offering Materials, there has not been any material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries taken as a whole.

          (c) The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you or your counsel may have reasonably requested, as to the accuracy and completeness at such Closing Date of any statement in the Offering Materials (other than statements provided by the Placement Agent for the Offering Materials) and as to such other matters as you or your counsel may reasonably request.

         10. Indemnification.

         (a) The Company will indemnify and hold harmless the Placement Agent, the directors and officers of the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or any such directors, officers or controlling persons may become subject, under the Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; or (ii) the Company's engagement of Allen & Company Incorporated as Placement Agent or any service the Placement Agent performs for the Company or on its behalf pursuant to this Agreement, except to the extent that any such loss, claim, damage or liability is found by a court of competent jurisdiction in a judgment that has become final (in that it is no longer subject to appeal or review) to have resulted directly and primarily from such indemnified person's negligence or willful misconduct. Subject to subsection (c) below, the Company will reimburse the Placement Agent or any such directors, officers or controlling persons for any legal or other expenses reasonably incurred by the Placement Agent or any


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such directors, officers or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable (for indemnification and reimbursement of expenses) in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Materials in reliance upon and in conformity with written information furnished by (or on behalf of) and with respect to the Placement Agent specifically for use in the preparation thereof or arises out of the Placement Agent's negligence or willful misconduct. The Company shall not be required to indemnify the Placement Agent or any such directors, officers or controlling persons for any payment made to any claimant in settlement of any suit or claim unless such payment is approved by the Company, which approval shall not be unreasonably withheld or delayed. This indemnity agreement will be in addition to any liability which the Company may otherwise have, but in no event shall an indemnified party receive more than the amount of his claim.

         (b) The Placement Agent will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company, or any such directors, officers or controlling persons may be or become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Materials in reliance upon and in conformity with written information furnished by and with respect to the Placement Agent specifically for use in the preparation thereof or (ii) the negligence or willful misconduct of the Placement Agent; and (subject to subsection (c) below) will reimburse the Company or any such directors, officers or controlling persons for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or actions. The Placement Agent shall not be required to indemnify the Company or any such directors, officers or controlling persons for any payment made to any claimant in settlement of any suit or claim unless payment is approved by the Placement Agent, which approval shall not be unreasonably withheld or delayed. This indemnity agreement will be in addition to any liability the Placement Agent may otherwise have, but in no event shall an indemnified party receive more than the amount of his claim.

         (c) Promptly after receipt by an indemnified party under Sections 10(a) or 10(b) of notice of the commencement of any action or other proceeding (including governmental investigations) in respect of which indemnity may be sought, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such Sections, promptly notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under such Sections, except to the extent it has been materially prejudiced by such omission. In case any such action shall be brought against any indemnified party, and such indemnified party shall have notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume and control the defense thereof with counsel chosen by it and after notice from the indemnifying party to such indemnified party of its election so to assume and control such defense with counsel chosen by it, it shall bear all expenses of such defense, except that the indemnifying party shall not be required to bear expenses of the indemnified party with respect to matters for which the indemnifying party has no liability under Sections 10(a) or 10(b). Any such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:

          (i) the indemnifying party has agreed to pay such fees and expenses;
     or


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          (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding; or

          (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party); provided, however, that the indemnifying party shall not be obligated to bear the expenses of counsel for the indemnified party with respect to such legal defenses as are different from those of the indemnifying party.

         The indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified party for which the indemnifying party is responsible as set forth herein, which firm shall be designated in writing by the indemnified party.

         (d) No settlement of any claim against an indemnified party may be made without the prior written consent of the indemnifying party, which consent shall not unreasonably be withheld.

         11. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 10(a) or 10(b) hereof is for any reason held to be unavailable to any party entitled to such indemnification, each of the Company and the Placement Agent shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages and liabilities of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and amounts paid in settlement of, any action, suit or proceeding or any claims asserted), in such proportions so that the Placement Agent is responsible for that portion in each case based on the relative fault of the Company and the Placement Agent; provided, however, that no person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purpose of this Section 11, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company and each director of the Company shall have the same right to contribution as the Company, subject in each case to the prior sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which claim for contribution may be sought, promptly notify the other party or parties in writing of the commencement thereof, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 11. No party shall be liable for contribution with respect to any action or claim settled without its consent.

         12. Representations and Agreements to Survive Delivery . All representations, warranties or agreements of the Company or of the Placement Agent herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person, the Company, or any of its officers, directors or controlling persons, and shall survive delivery of the Shares.

         13. Termination. Each of the Company's and the Placement Agent's obligation to proceed hereunder is conditioned upon its continuing judgment that market conditions in general, and as they relate to the Company's securities in particular, are such as to continue to make appropriate the offering and sale of the Shares in the manner provided for herein. Notwithstanding the foregoing, this


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Agreement shall terminate if the sale of all of the Shares is not completed on or before August 15, 1998, unless extended by the Company and the Placement Agent. Upon any termination of this Agreement whether by the Company or the Placement Agent, the obligations of the parties set forth in Sections 6(c), 10 and 11 shall survive termination of this Agreement.

         14. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to you shall be mailed, delivered or telegraphed and confirmed to you c/o Allen & Company Incorporated, 711 Fifth Avenue, New York, NY 10022, Attention: James W. Quinn, with a copy to Werbel & Carnelutti, 711 Fifth Avenue, New York, NY 10022, Attn:
Guy N. Molinari, Esq., or, if sent to the Company, at 14201 NE 200th Street, Woodinville, Washington 98072, Attn: Chief Financial Officer, with a copy to Christy & Viener, 620 Fifth Avenue, New York, New York 10020-2457, Attn: Steven
R. Berger, Esq.

         15. Benefits of the Agreement. This Agreement shall inure to the benefit of and be binding upon the Company and the Placement Agent and their respective successors and permitted assigns. This Agreement may not be assigned by any party without the consent of the other party.

         16. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                                        Very truly yours,

                                        THE PATHWAYS GROUP, INC.



                                        By: /s/ Carey F. Daly, II
                                            -------------------------
                                        Name:
                                        Title:


ALLEN & COMPANY INCORPORATED



By:  /s/ James W. Quinn
     ------------------------
Name:
Title:


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